Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
 PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

      In connection with the Annual Report of Home System Group, a Nevada corporation (the "Company"), on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission (the "Report"), I,  Lei Yu, Chief Executive Officer of the Company, does hereby certify, pursuant to Section 906 of the Sarbanes Oxley Act of 2002 (18 U.S.C. ss. 1350), that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: March ___, 2013

/s/ Lei Yu
Lei Yu
Chief Executive Officer